UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2014

KEYSIGHT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway Santa Rosa, CA	95403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (877) 424-4536

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On October 6, 2014, Keysight Technologies, Inc. (the “Company”), a wholly owned subsidiary of Agilent Technologies, Inc., issued a press release (the “Launch Press Release”) announcing that it launched an underwritten offering of senior notes (the “Offering”). A copy of the Launch Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On October 6, 2014, the Company issued a press release (the “Pricing Press Release”) announcing the pricing of the Offering. A copy of the Pricing Press Release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Launch Press Release, dated October 6, 2014
99.2	Pricing Press Release, dated October 6, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

By:	/s/ Jeffrey K. Li
Name:	Jeffrey K. Li
Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date:  October 6, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Launch Press Release, dated October 6, 2014
99.2	Pricing Press Release, dated October 6, 2014